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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-43821, No. 333-45873, No. 333-89859 and No.
333-89865) of Network Solutions, Inc. of our report dated February 2, 2000 except for Note 13 for which the date is March 15, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP

McLean, VA
March 28, 2000